                                                                  EXHIBIT (g)(6)

                   AMENDMENT NO. 4 TO GLOBAL CUSTODY AGREEMENT

     This AMENDMENT NO. 4 to GLOBAL CUSTODY AGREEMENT is effective as of the 2nd day of July, 2008, by and among the American Century issuers as identified on the signature page hereto (collectively, "Customer"), American Century
Investment Management, Inc. ("ACIM"), American Century Global Investment
Management, Inc. ("ACGIM") and JPMorgan Chase Bank ("Bank"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the
Agreement (defined below).

                                    RECITALS

     WHEREAS, Customer, Bank and ACIM are parties to a certain Global Custody
Agreement dated August 9, 1996, as amended December 9, 2000, May 1, 2004 and May
31, 2006, ("Agreement"); and

     WHERAS, Customer, ACIM, ACGIM and Bank now desire to amend the Agreement to supplement the list of portfolios of Customer with new portfolios created since the last amendment;

     NOW THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1.   Appendix A to the Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the Appendix A attached hereto.

     2.   The fee schedule to the Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefore the fee schedule attached hereto.

     3.   The parties agree that all records related to the Customer are the property of Customer and Bank agrees to make those records available on request of Customer. Bank further agrees to preserve such records for the periods prescribed under Rule 31a-2 of the Investment Company
          Act.

     4.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement, as amended by this Amendment No. 4.

     5.   In the event of a conflict between the terms of this Amendment No. 4 and the Agreement, it is the intention of the parties that the terms of this Amendment No. 4 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the
          Agreement have not been amended by this Amendment No. 4, the parties hereby confirm and ratify the Agreement.

     6.   This Amendment No. 4 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of the date first above written.

                  AMERICAN CENTURY MUTUAL FUNDS, INC.
                  AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                  AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                  AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                  AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                  AMERICAN CENTURY QUANTITIATIVE EQUITY FUNDS, INC.
                  AMERICAN CENTURY GOVERNMENT INCOME TRUST
                  AMERICAN CENTURY GROWTH FUNDS, INC.
                  AMERICAN CENTURY INVESTMENT TRUST
                  AMERICAN CENTURY MUNICIPAL TRUST
                  AMERICAN CENTURY TARGET MATURITIES TRUST
                  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                  AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                  AMERICAN CENTURY INTERNATIONAL BOND FUNDS

                  By:  /s/ Robert J. Leach
                       ---------------------------------------------------------
                  Name:   Robert J. Leach
                  Title:  Treasurer
                  Date:   July 2, 2008

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                  By:   /s/ Wayne McCoach
                        --------------------------------------------------------
                  Name:   Wayne McCoach
                  Title:  Assistant Vice President
                  Date:   July 2, 2008

                  AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.

                  By:   /s/ Wayne McCoach
                        --------------------------------------------------------
                  Name:   Wayne McCoach
                  Title:  Assistant Vice President
                  Date:   July 2, 2008

                  JPMORGAN CHASE BANK

                  By:   /s/ Daniel J. Manniello
                        --------------------------------------------------------
                  Name:   Daniel J. Manniello
                  Title:  Vice President
                  Date:   July 2, 2008

                                   APPENDIX A

                 FUNDS COVERED BY THIS GLOBAL CUSTODY AGREEMENT

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>   California High-Yield Municipal Fund
>>   California Tax-Free Money Market Fund
>>   California Tax-Free Bond Fund
>>   California Long-Term Tax-Free Fund

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>   Equity Income Fund
>>   Real Estate Fund
>>   Value Fund
>>   Small Cap Value Fund
>>   Equity Index Fund
>>   Large Company Value Fund
>>   Mid Cap Value Fund
>>   NT Large Cap Value Fund
>>   NT Mid Cap Value

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>   Government Bond Fund
>>   Short-Term Government Fund
>>   Ginnie Mae Fund
>>   Inflation-Adjusted Bond Fund
>>   Capital Preservation Fund

AMERICAN CENTURY GROWTH FUNDS, INC.
>>   Legacy Focused Large Cap Fund
>>   Legacy Large Cap Fund
>>   Legacy Multi-Cap Fund

AMERICAN CENTURY INVESTMENT TRUST
>>   Prime Money Market Fund
>>   Diversified Bond Fund
>>   Premium Money Market Fund
>>   High-Yield Fund
>>   NT Diversified Bond
>>   Core Plus
>>   Short Duration
>>   Inflation- Protection Bond Fund

AMERICAN CENTURY MUNICIPAL TRUST
>>   Tax-Free Money Market Fund
>>   Tax-Free Bond
>>   High-Yield Municipal Fund
>>   Long-Term Tax Free

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>   Emerging Markets Fund
>>   International Growth Fund
>>   International Discovery Fund
>>   Global Growth Fund
>>   Life Sciences Fund
>>   Technology Fund
>>   International Opportunities Fund
>>   NT International Growth
>>   NT Emerging Markets
>>   International Stock
>>   International Value

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>   Balanced Fund
>>   Growth Fund
>>   Heritage Fund
>>   Select Fund
>>   Ultra Fund
>>   Vista Fund
>>   Giftrust Fund
>>   New Opportunities Fund
>>   Capital Value Fund
>>   Veedot Fund
>>   New Opportunities II Fund
>>   Capital Growth Fund
>>   NT Growth Fund
>>   NT Vista
>>   Focused Growth
>>   Fundamental Equity

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>   Equity Growth Fund
>>   Income & Growth Fund
>>   Global Gold Fund
>>   Utilities Fund
>>   Small Company Fund
>>   NT Equity Growth Fund
>>   NT Small Company Fund
>>   Disciplined Growth
>>   International Core Equity
>>   Long-Short Equity Fund
>>   Disciplined Growth 130/30 Fund
>>   Equity Growth 130/30 Fund

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>   Strategic Allocation: Aggressive Fund
>>   Strategic Allocation: Conservative Fund
>>   Strategic Allocation: Moderate Fund
>>   Newton Fund

AMERICAN CENTURY TARGET MATURITIES TRUST
>>   Target 2010 Fund
>>   Target 2015 Fund
>>   Target 2020 Fund
>>   Target 2025 Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>   VP Balanced Fund
>>   VP Capital Appreciation Fund
>>   VP International Fund
>>   VP Income & Growth Fund
>>   VP Value Fund
>>   VP Equity Index Fund
>>   VP Growth Fund
>>   VP Ultra Fund
>>   VP Vista Fund
>>   VP Global Growth Fund
>>   VP Large Company Value Fund
>>   VP Mid Cap Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>   VP Inflation Protection Fund

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>   American Century International Bond Fund

Pro Forma Estimate of Annual Fees

A fee proposal prepared by JPMorgan Chase Bank, N.A. ("JPMorgan") for American
Century Investments is detailed on the following pages. The pro forma fee projection summarized below is based on the information provided by American
Century Investments and/or assumptions by JPMorgan about your service requirements and investments.

We estimate that total annual fees for the services described in our proposal
(excluding out-of-pocket expenses and/or optional services, where applicable)
will be:

         Trust/Custody                               $4,134,246 per year

Please refer to the following pages for itemized fees and charges by product category and detailed assumptions regarding asset levels and activity used to prepare the summary fee estimates above.

THE FOLLOWING IS REQUIRED PURSUANT TO REGULATIONS ADOPTED UNDER SECTION 326 OF
THE UNITING AND STRENGTHENING AMERICA BY PROVIDING APPROPRIATE TOOLS REQUIRED TO
INTERCEPT AND OBSTRUCT TERRORISM ACT (USA PATRIOT ACT) OF 2001:

To help the United States government fight the funding of terrorism and money laundering activities, U.S. law requires banks and certain other financial institutions to obtain, verify, and record information that identifies each client that opens an account. What this means for our clients: Before opening a new account, we will require you to provide name, address, taxpayer identification number, and other information and/or documentation that will allow us to identify the account owner(s), as required by law.

              This Fee Schedule is effective as of January 1, 2008.

                                             /s/ RJL
                                             /s/ DJM

Trust/Custody

Global Markets - Safekeeping, Administration and Transactions

Ad valorem safekeeping and administration charges for international assets, including U.S. assets held for non-U.S. investors are applied to the market value of assets held at the end of the billing period. In addition, transaction charges are applied to all securities transactions (including receives/delivers versus payment and free, securities loans, repos, redemptions and corporate actions) effected during the billing period. Transaction prices below presume that JPMorgan receives valid instructions in an electronic format that enables straight-through processing (STP), when applicable; trade instructions that require manual input or repair will incur an additional surcharge.

----------------------------------------------------------------------------------------------------------------------------
                                        Safekeeping & Administration                                Transactions
----------------------------------------------------------------------------------------------------------------------------

                          Annual                      Annual                       Annual
                          Tier 1                      Tier 2                       Tier 3                         Estimated
    Country of            basis                       basis                        basis                 Annual    Annual
    Investment            points     $ Threshold      points      $ Threshold      points     STP Fee    Volume     Fee
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Argentina                    22.50      50,000,000      19.13        62,500,000      17.21     $30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Australia                     0.90     500,000,000       0.77       625,000,000       0.69       7.50                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Austria                       3.00     100,000,000       2.55       125,000,000       2.30      35.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Bahrain                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Bangladesh                   40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Belgium                       2.00     150,000,000       1.70       187,500,000       1.53      30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Bermuda                      35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Botswana                     40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Brazil                       15.00     100,000,000      12.75       125,000,000      11.48      30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Bulgaria                     40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Canada                        0.90     875,000,000       0.77     1,093,750,000       0.69         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Chile                        30.00      50,000,000      25.50        62,500,000      22.95      60.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
China                        20.00      50,000,000      17.00        62,500,000      15.30      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Colombia                     31.40      50,000,000      26.69        62,500,000      24.02      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Costa Rica                   40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Croatia                      35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Cyprus                       40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Czech Republic               25.00     100,000,000      21.25       125,000,000      19.13      60.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Denmark                       2.00     150,000,000       1.70       187,500,000       1.53         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Ecuador                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Egypt                        25.00      50,000,000      21.25        62,500,000      19.13      60.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Estonia                      25.00      50,000,000      21.25        62,500,000      19.13      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Euroclear                     1.00     100,000,000       0.85       125,000,000       0.77      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Finland                       2.00      50,000,000       1.70        62,500,000       1.53         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
France                        0.90   1,250,000,000       0.77     1,562,500,000       0.69      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Germany                       0.90     900,000,000       0.77     1,125,000,000       0.69      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Ghana                        40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Greece                        7.00     300,000,000       5.95       375,000,000       5.36      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Hong Kong                     4.00     400,000,000       3.40       500,000,000       3.06         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Hungary                      31.50      50,000,000      26.78        62,500,000      24.10      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Iceland                      35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
India                        12.00     200,000,000      10.20       250,000,000       9.18      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Indonesia                    10.00     100,000,000       8.50       125,000,000       7.65      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Ireland                       2.00     125,000,000       1.70       156,250,000       1.53      25.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Israel                       30.00      50,000,000      25.50        62,500,000      22.95      60.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Italy                         0.90     400,000,000       0.77       500,000,000       0.69      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Ivory Coast                  40.00      50,000,000       0.34        62,500,000      30.60      25.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Jamaica                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Japan                         0.85   1,650,000,000       0.72     2,062,500,000       0.65      12.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Jersey                       35.00      50,000,000      29.75        62,500,000      26.78         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Jordan                       40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Kazakhstan                   35.00      50,000,000      29.75        62,500,000      26.78         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Kenya                        40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Korea                         6.00     250,000,000       5.10       312,500,000       4.59      30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Latvia                       40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Lebanon                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Lithuania                    40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Luxembourg                    4.50      50,000,000       3.83        62,500,000       3.44      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Malaysia                      8.00      50,000,000       6.80        62,500,000       6.12      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Malta                        35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Mauritius                    36.00      50,000,000      30.60        62,500,000      27.54      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Mexico                        7.00     175,000,000       5.95       218,750,000       5.36         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Morocco                      35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Namibia                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Nepal                        40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Netherlands                   0.90     500,000,000       0.77       625,000,000       0.69      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
New Zealand                   7.00      50,000,000       5.95        62,500,000       5.36      35.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Nigeria                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Norway                        2.00     400,000,000       1.70       500,000,000       1.53         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Oman                         40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Pakistan                     31.50      50,000,000      26.78        62,500,000      24.10      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Peru                         35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Philippines                  12.00      50,000,000      10.20        62,500,000       9.18      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Poland                       20.00      50,000,000      17.00        62,500,000      15.30      30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Portugal                      5.00      50,000,000       4.25        62,500,000       3.83      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Romania                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Russia                       25.00      50,000,000      21.25        62,500,000      19.13         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Singapore                     5.00     100,000,000       4.25       125,000,000       3.83      35.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Slovakia                     25.00      50,000,000      21.25        62,500,000      19.13         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Slovenia                     40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
South Africa                  4.50     175,000,000       3.83       218,750,000       3.44         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Spain                         2.00     250,000,000       1.70       312,500,000       1.53      25.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Sri Lanka                    36.00      50,000,000      30.60        62,500,000      27.54      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Swaziland                    40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Sweden                        2.00     150,000,000       1.70       187,500,000       1.53      25.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Switzerland                   0.90   1,250,000,000       0.77     1,562,500,000       0.69      20.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Taiwan                       12.00     300,000,000      10.20       375,000,000       9.18      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Thailand                      6.00      50,000,000       5.10        62,500,000       4.59      30.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Tunisia                      40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Turkey                       20.00      50,000,000      17.00        62,500,000      15.30      50.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Ukraine                      35.00      50,000,000      29.75        62,500,000      26.78         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
United Arab Emirates         35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
United Kingdom                0.75   2,250,000,000       0.64     2,812,500,000       0.57       7.50                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
United States                 0.15  85,000,000,000       0.10                --       0.00         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Uruguay                      35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Venezuela                    35.00      50,000,000      29.75        62,500,000      26.78      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Vietnam                      35.00      50,000,000      29.75        62,500,000      26.78         --                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Zambia                       40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
Zimbabwe                     40.00      50,000,000      34.00        62,500,000      30.60      75.00                    $0
----------------------- ----------- --------------- ---------- ----------------- ---------- ---------- --------- -----------
     Total                                                                                                               $0

Trust/Custody
                                                                                                 Estimated
Transaction Charges                         Fee                        Quantity                  Annual Fee
-----------------------------------------------------------------------------------------------------------
Physical Security Settlements               $15.00 per transaction                               $0
-----------------------------------------------------------------------------------------------------------
         Total                                                                                   $0

Additional Charges

Service                                     Fee                        Annual Volume             Estimated
----------------------------------------------------------------------------------------------------------
Manual/Non-STP Transaction Surcharge        $25 per transaction        0                         $0
(in addition to applicable transaction fee)
----------------------------------------------------------------------------------------------------------
Alternative Asset Servicing                 TBD based on service       0                         $0
                                            requirements
----------------------------------------------------------------------------------------------------------
Overdraft charges                           Effective Fed Funds Rate +
                                            100 bps
----------------------------------------------------------------------------------------------------------

Scope of Services
o    Account Services
o    New Market Review
o    In region market support and consultation
o    Market updates
o    SWIFT and Depository updates and representation
o    Trade settlement (including AutoSettle) and trade fail resolution
o    Asset registration and safekeeping
o    Income notification, collection and disbursement (including AutoCredit)
o    Corporate action notification and processing
o    Daily sweep of cash to selected JPMorgan short-term investment vehicle(s)
o    Daily on-line reporting (holdings, transactions, cash)
o    Inquiry research and resolution
o    Staff training

Optional Services

Service                                  Fee(s)
----------------------------------------------------------------------------------------
Short-Term Cash Investments              Varies based on option(s) selected; see below
Class Action Processing                  To be determined based on service requirements
i-Vault Document Archive                 To be determined based on service requirements
Alternative Asset Servicing              To be determined based on service requirements

Short-Term Cash Investment Fees

Fees for each of the short-term investment vehicles that JPMorgan offers for investment of cash balances are detailed below.

                                                             Expense Ratio
U.S. Dollar Short-Term Cash Investments                    (in basis points)        Notes
-------------------------------------------------------------------------------------------------------
JPMorgan Money Market Mutual Funds - Agency Share Class
         Prime MMF                                                     26
         U.S. Government MMF                                           26
         Federal MMF                                                   26
         Treasury Plus MMF                                             25
         100% U.S. Treasury Securities MMF                             26
         Tax Free MMF                                                  26
         Liquid Assets MMF                                             26
                                                              -----------